                     CLASS A, CLASS B AND CLASS C SHARES OF
                          AIM DEVELOPING MARKETS FUND
                         AIM LATIN AMERICAN GROWTH FUND

                             (SERIES PORTFOLIOS OF
                             AIM INVESTMENT FUNDS)


                      Supplement dated May 4, 2001, to the
            Statement of Additional Information dated March 1, 2001


For the period May 3, 2001 through July 30, 2001, AG Edwards will receive, for purchases by their Growth & Income Model portfolio and their Growth Model portfolio only, full dealer reallowance on Class A Shares, an additional 50 basis points on Class B Shares and an additional 25 basis points on Class C Shares with respect to AIM DEVELOPING MARKETS FUND only.